Exhibit 10.11



                               PURCHASE AGREEMENT
                               ------------------

                          Dated as of December 21, 2006


     THIS PURCHASE AGREEMENT is made by and between SBR HOLDING COMPANY, LLC, a Florida limited liability company ("SBR"), and AMERICAN LEISURE HOLDINGS INC., a Nevada corporation ("AMLH").

                                 R E C I T A L S

     A. SBR owns 100% of the outstanding membership interests (the "Interests") in South Beach Resorts, LLC, a Florida limited liability company (the "Company").

     B. Roger Maddock has made loans and advances to the Company in the aggregate amount of THREE MILLION FIVE HUNDRED NINETY THOUSAND EIGHT HUNDRED ELEVEN ($3,590,811.00) (the "Affiliate Loans").

     C. SBRdesires to sell the Interests to AMLH, and AMLH desires to acquire the Interests, on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  PURCHASE  AND  SALE  OF  INTERESTS
         ----------------------------------

          1.1  Purchase  of  Interests.  Upon the execution and delivery of this
               -----------------------
     Agreement, SBR will sell, assign and deliver the Interests to AMLH, and AMLH will purchase and accept the Interests.

          1.2  Purchase  Price  for  Interests.  In exchange for the sale of the
               -------------------------------
     Interests, AMLH will pay to SBR a purchase price (the "Purchase Price") equal to 75% of the Net Proceeds (as defined in Section 1.3 below) realized by the Company upon the disposition of the real property located at 740 Ocean Drive, Miami Beach, Florida and known as the Boulevard Hotel (the "Property"), up to a maximum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00).

          1.3  Calculation  of Profits. For purposes of this Agreement, the term
               -----------------------
     "Net Proceeds" means the proceeds realized upon the disposition or refinancing of the Property less Company's cost basis in the Property; provided, however, that for purposes of the calculation of Net Proceeds, all operating losses or operating profits relating to the Property shall be excluded.

          1.4  Payment  of  Purchase  Price. AMLH will pay the Purchase Price to
               ----------------------------
     SBRupon  the  disposition  of  the  Property.

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     2.  ADDITIONAL  AGREEMENTS
         ----------------------

          2.1  Covenants  Related to Company. Excluding any profit participation
               -----------------------------
     agreements with Stanford International Bank Ltd. or any warrants issued to Stanford International Bank Ltd. or its principals, until the sale of all of the assets of the Company, the repayment of the Affiliate Note and the payment of the Purchase Price to SBR, (i) AMLH will not receive from the Company (and AMLH will cause the Company not to make) any distributions or payments to AMLH or its affiliates, (ii) AMLH will not sell, pledge or otherwise encumber the Interests, (iii) AMLH will authorize (or permit the Company to authorize) the issuance of any additional interests in the Company to any person, and (iv) AMLH will not authorize (or permit the Company to authorize) any sale or other transfer of the assets of the Company except to an unaffiliated third party in an arm's length transaction in which the Company receives fair market value for such assets.

          2.2 Affiliate Loans. Upon the execution of this Agreement, the parties
              ---------------
     will cause the Company to execute and deliver a note evidencing for Affiliate Loans in the form of Exhibit A to this Agreement (the "Affiliate Note").

          2.3  Guaranty  of  Affiliate  Note. Upon the execution and delivery of
               -----------------------------
     this  Agreement, AMLH will execute and deliver a guarantee of the Affiliate
     Note  in  the  form  of Exhibit B to this Agreement (the "AMLH Guarantee").

          2.4  Delivery  of  Documents.  Upon the execution and delivery of this
               -----------------------
     Agreement,  the  parties  will execute and deliver the following documents:

               (a) SBR will execute and deliver to AMLH an Assignment of Interest evidencing the assignment of the Interests to AMLH.

               (b)  AMLH  will  execute  and deliver to SBR the AMLH Guarantee .

     3.  REPRESENTATIONS  AND  WARRANTIES  OF  SBR.
         -----------------------------------------
         SBR  hereby  represents  and  warrants  to  AMLH  as  follows:

          3.1 Ownership of SBR Interest. SBR owns the Interests beneficially and
              -------------------------
     of record and will assign, bargain, sell, transfer, and deliver all rights, title and interest in the Interests to AMLH, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, community property rights, equities, liabilities, debts, restrictions on transfer or other defects in title of any kind or nature.

          3.2  Authority  to  Enter  into Agreement; Enforceability. SBR has the
               ----------------------------------------------------
     right, power, legal capacity and authority to enter into and carry out the terms and provisions of this Agreement and the other agreements to be entered into by SBR in connection with the consummation of this Agreement, without obtaining the approval or consent of any party or authority. This Agreement and such other agreements constitute the legal, valid and binding agreements of SBR, enforceable against it in accordance with its terms.

          3.3  Compliance with Laws and Other Instruments. Neither the execution
               ------------------------------------------
     and delivery of this Agreement or any other agreement to be entered into by SBR pursuant to this Agreement, nor the consummation of the transactions contemplated by this Agreement or such other agreements, will conflict with, or result in a violation or breach of, or constitute a default under, any term or provision of any order, judgment, injunction, decree, license, permit, statute, ordinance, rule or regulation of any court or any governmental or regulatory authority or any indenture, mortgage, deed of trust, lease, contract, instrument, commitment or other agreement or arrangement to which SBR is a party or by which it or its properties are bound.

     4.  REPRESENTATIONS  AND  WARRANTIES  OF  AMLH.
         ------------------------------------------
         AMLH represents and warrants to SBR as follows:

          4.1  Authority  to  Enter into Agreement; Enforceability. AMLH has the
               ---------------------------------------------------
     right, power, legal capacity and authority to enter into and carry out the terms of this Agreement and the other agreements to be entered into by AMLH pursuant to the terms of this Agreement without obtaining the approval or consent of any party or authority. This Agreement and such other agreements constitute the legal, valid and binding agreements of AMLH enforceable against AMLH in accordance with their respective terms.

          4.2  Compliance with Laws and Other Instruments. Neither the execution
               ------------------------------------------
     and delivery of this Agreement or any other agreement to be entered into by AMLH pursuant to this Agreement, nor the consummation of the transactions contemplated by this Agreement or such other agreements, will conflict with, or result in a violation or breach of, or constitute a default under, any term or provision of any order, judgment, injunction, decree, license, permit, statute, ordinance, rule or regulation of any court or any governmental or regulatory authority or any indenture, mortgage, deed of trust, lease, contract, instrument, commitment or other agreement or arrangement to which AMLH is a party or by which he or his properties are bound.

          5.  SURVIVAL  OF  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.  All
              ----------------------------------------------------------
     representations, warranties and agreements made by the parties in this Agreement will survive the execution, delivery and performance of this Agreement and any investigations, inspections or examinations made by or on behalf of the parties. All such representations and warranties will remain in full force and effect until the expiration of the applicable statute of limitations.

     6.  MISCELLANEOUS.
         -------------

          6.1 THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE EXHIBITS TO THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY PARTY.

          6.2  Expenses.  Except  as otherwise provided by this Agreement or the
               --------
     exhibits to this Agreement, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated herein will be paid by each party as each such party incurs such expenses.

          6.3  Notices.  Any notice or other communication required or permitted
               -------
     under this Agreement will be given in writing and will be delivered by receiptedhand or by prepaid next day Federal Express or similar nationally recognized overnight courier service, addressed as follows:


                          If  to  SBR,  to:

                          SBR Holding Company, LLC
                          c/o Frederick W. Pauzar
                          2460 Sand Lake Road
                          Orlando, FL 32809


                          If  to  AMLH,  to:

                          American  Leisure  Holdings,  Inc.
                          c/o  Malcolm  J.  Wright
                          2460 Sand Lake Road
                          Orlando, FL 32809

Any such notice or communication will be effective and willbe deemed to have been given as of the date delivered if by hand or air courier, or as of the date of refusal, if delivery is refused or not accepted. Any party may change the foregoing address by giving notice to all of the other parties in the manner provided under this Section 7.3.

          6.4  Entire  Agreement.  This  Agreement  and  the  exhibits  to  this
               -----------------
     Agreement: (i) constitute the entire and exclusive agreement and understanding between the parties with respect to the subject matter hereof; and(ii) supersede and revoke all prior oral or written communications, representations, negotiations and/or agreements with respect to the subject matter hereof. All Exhibits hereto will be deemed a part of this Agreement.

          6.5  Applicable  Law.  The  validity, enforcement, and construction of
               ---------------
     this  Agreement  will  be  governed  by  the  laws of the State of Florida.

          6.6  Jurisdiction  and  Venue.  SBR  and  AMLH  hereby  irrevocably:
               ------------------------

               (a) submit, in any legal proceeding relating to this Agreement, to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of Florida and agree to suit being brought in any such court;

               (b) waive any objection that either of them may now or hereafter have to the venue of such proceeding in any such court located in Orange County, Florida or that such proceeding was brought in an inconvenient court;

               (c) agree to service of process in any such legal proceeding in the manner for providing notices specified in Section 6.3 of this Agreement;

               (d) agree that nothing herein shall affect the right of any party hereto to effect service of process in any other manner permitted by law; and

               (e) agree that any party hereto shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against any other party or parties hereto in any other court or jurisdiction in accordance with applicable law.

          6.7  Headings.  The  headings  in  this  Agreement  are  solely  for
               --------
     convenience  of  reference  and  will  not  affect  its  interpretation.

          6.8  Counterparts.  This  Agreement  may  be  executed  in  as  many
               ------------
     counterparts as may be deemed necessary or convenient, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          6.9  Gender,  Etc.  Words  used  herein,  regardless of the number and
               ------------
     gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

          6.10  Interpretation.  No  provision  of  this  Agreement  is  to  be
                --------------
     interpreted for or against any party because that party or that party's legal representative drafted such provision.

          6.11  Provisions  Separable.  The  provisions  of  this  Agreement are
                ---------------------
     independent of and separable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

          6.12  Independent Counsel. The parties acknowledge and agree that each
                -------------------
     of them has been represented by its own counsel in connection with the preparation of this Agreement.

          6.13  Amendments;  Waivers. This Agreement may be amended or modified,
                --------------------
     and any of the terms, covenants, representations, warranties or conditions in this Agreement may be waived, only by written instrument executed by the parties, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, will not be deemed to be nor construed as a further waiver of such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

          6.14  Attorney  Fees. In the event of any legal proceedings (including
                --------------
     arbitration) arising out of this Agreement, the prevailing party will be entitled to recover from the non-prevailing party or parties, reasonable cost and expenses, including attorneys fees, incurred by such prevailing party in such proceedings. As used herein, attorneys' fees will include, without limitation, attorneys fees incurred by such party in any arbitration, judicial, bankruptcy, administrative or other proceedings, in any appellate proceedings, and in any post-judgment proceedings.

          6.15  Assignment.  No  party  to  this  Agreement  shall  assign  this
                ----------
     Agreement without first obtaining the written consent of the other party hereto. Without waiver of the foregoing provision, however, all of the rights, benefits, duties, liabilities, and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the parties and their respective successors and assigns.

                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    SBR:

                                    SBR  Holding  Company,  LLC

                                    By: /s/ Frederick W. Pauzer
                                       ------------------------
                                    Its: Member
                                         ----------------------
                                    Name: Frederick W. Pauzar
                                          ---------------------



                                    By: /s/ Malcolm J. Wright
                                       ------------------------
                                    Its:     Member
                                        -----------------------
                                    Name:  Malcolm J.Wright
                                          ---------------------



                                    AMLH:

                                    American  Leisure  Holdings,  Inc.

                                    By: /s/ Malcolm J. Wright
                                       -------------------------
                                    Its: Chief Executive Officer
                                         -----------------------
                                    Name: Malcolm J. Wright
                                          ----------------------

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